Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                                  SECTION 906,
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Enzon Pharmaceuticals, Inc. and Subsidiaries (the "Company") on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Arthur Higgins, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                              By: /s/ Arthur J. Higgins
                                                  ----------------------
                                                  Arthur J. Higgins
                                                  Chief Executive Officer
                                                  (Principal Executive Officer)

November 14, 2003